                                                                   EXHIBIT 10.14
                                                               February 23, 1998



                            SCOTSMAN INDUSTRIES, INC.

                  1998 EXECUTIVE INCENTIVE COMPENSATION PROGRAM

                                     PLAN AA

                            PARTICIPANT R.C. OSBORNE


1.       General

         (a) This Plan for annual bonus, designed to provide increased incentive through additional compensation to selected key personnel, to be paid from profits to which such personnel have contributed by their services during the fiscal year, is declared effective for the bonus year ending December 31, 1998 to continue in effect thereafter from year to year unless amended or discontinued as hereinafter provided.

         (b) The Plan, as applicable to any current bonus year, may be amended, revised or discontinued by action of the Management Compensation Committee (the "Committee") of Scotsman Industries only if extraordinary factors occur during the year that would require restructuring of the Plan.

         (c) The bonus for the preceding bonus year shall be paid in cash to each participant, or in case of death, to his heirs or personal representatives, each year following completion of the regular annual audit by independent public accountants, which normally is completed before February 28.

         (d) A participant shall have no rights or obligations with respect to any completed bonus year by reason of adjustments applicable thereto made subsequent to determination of the bonus for such completed bonus year. No rights of any nature shall accrue to any participant or employee with respect to any future bonus year.

         (e) The Committee may at any time amend, revise or discontinue the Executive incentive Compensation Program as applicable to subsequent bonus years.

2.       Participants in Bonus

         (a) Participants shall include key personnel selected as herein provided. The Chairman, President and Chief Executive Officer of Scotsman industries shall recommend to the

Executive Incentive Compensation Program
Plan AA
Page 2

                  Committee prior to March 1 of each year for its approval, revision or disapproval, lists of names of employees for participation in the bonus for the current bonus year.

         (b) The Chairman, President and Chief Executive Officer of Scotsman Industries may at any time during the bonus year recommend to the Committee additional names of employees for participation beginning at a fixed date in the year and upon approval by the Committee such employees shall participate in the bonus for that portion of the year subsequent to the fixed date.

         (c) The Chairman, President and Chief Executive Officer of Scotsman Industries may at any time during the bonus year recommend to the Committee the exclusion, for cause, of any employee from participation in the bonus for the year or for any portion thereof. Upon approval of the recommendation by the Committee, any such employee shall not participate in the bonus for such year or for any portion of the year subsequent to a date fixed by the Committee.

         (d) A participant who is separated from employment, for any reason, except death, disability, or retirement, prior to the end of the bonus year shall not participate in the bonus or any part thereof for the bonus year. However, the Chairman, President and Chief Executive Officer of Scotsman industries may, at his sole discretion, recommend the separated employee to the Committee for participation for all or part of the bonus year.

3.       Computation of Bonus

         (a) The actual bonus earned shall consist of two parts, Part I is discretionary subject to a maximum of 36.0%; Part II is the percentage of the Earnings Per Share objective earned subject to a maximum bonus of 42.0% and the percentage of the Cash Flow objective earned subject to a maximum bonus of 42.0%. For purposes of this Plan, the bonus percentages are set at various levels as follows:


                                                                             BONUS PERCENTAGE EARNED
                                                                             -----------------------
                                                           Cut-In             Par            Premium      Maximum
                                                           ------             ---            -------      -------
          Part I - Individual Performances
             Discretionary                                   0               18.0%            27.0%         36.0%
          Part II - Team Results
             Earnings Per Share                              0               21.0%            31.5%         42.0%
             Cash Flow                                       0               21.0%            31.5%         42.0%
                                                             -               ----             ----          ----

          Total                                              0               60.0%            90.0%        120.0%
                                                             =               ====             ====         =====


Executive Incentive Compensation Program
Plan AA
Page 3


                  The bonus percentage under Part II for attainment of objectives between any three of these levels will be calculated on a pro rata basis.

         (b) The discretionary bonus earned by each participant shall vary from zero to a maximum of 36.0%. The percentage shall be determined by the Committee.

         (c) Earnings Per Share and Cash Flow objectives for Scotsman Industries will be established by the Committee in U.S. dollars.

         (d) The bonus payable to each participant shall be a percentage, as determined in paragraph 3(a) of the participant's bonus base. The maximum bonus payable under the Plan is 120% of the participant's bonus base.

4.       Definitions

         (a) The Bonus Year is based on the accounting year used by Scotsman Industries.

         (b) A participant's bonus base shall be the amount of compensation received by an employee during that portion of the bonus year during which he/she is designated as a participant. For the purposes hereof, compensation shall be the participant's base rate compensation exclusive of bonuses payable hereunder, company contributions to a pension plan and any and all rights and benefits therein, or any other form of bonus, overtime, or such other payments as may be excluded by the Committee.

         (c) Corporate Earnings Per Share shall be reported consolidated net income divided by fully-diluted weighted average common shares outstanding, as determined in accordance with general accepted accounting principles, adjusted to eliminate extraordinary gains and losses as determined by the Committee.

         (e) Cash Flow shall be consolidated cash flow before acquisitions and divestitures for the year.

                                                               February 23, 1998

                            SCOTSMAN INDUSTRIES, INC.

                  1998 EXECUTIVE INCENTIVE COMPENSATION PROGRAM

                                    PLAN A-2

                            PARTICIPANT DONALD HOLMES


1.       General

         (a) This Plan for annual bonus, designed to provide increased incentive through additional compensation to selected key personnel, to be paid from profits to which such personnel have contributed by their services during the fiscal year, is declared effective for the bonus year ending December 31, 1998 to continue in effect thereafter from year to year unless amended or discontinued as hereinafter provided.

         (b) The Plan, as applicable to any current bonus year, may be amended, revised or discontinued by action of the Management Compensation Committee (the "Committee") of Scotsman Industries only if extraordinary factors occur during the year that would require restructuring of the Plan.

         (c) The bonus for the preceding bonus year shall be paid in cash to each participant, or in case of death, to his heirs or personal representatives, each year following completion of the regular annual audit by independent public accountants, which normally is completed before February 28.

         (d) A participant shall have no rights or obligations with respect to any completed bonus year by reason of adjustments applicable thereto made subsequent to determination of the bonus for such completed bonus year. No rights of any nature shall accrue to any participant or employee with respect to any future bonus year.

         (e) The Committee may at any time amend, revise or discontinue the Executive Incentive Compensation Program as applicable to subsequent bonus years.

2.       Participants in Bonus

         (a) Participants shall include key personnel selected as herein provided. The Chairman, President and Chief Executive Officer of Scotsman Industries shall recommend to the Committee prior to March 1 of each year for its approval, revision or disapproval, lists of names of employees for participation in the bonus for the current bonus year.

Executive Incentive Compensation Program
Plan A-2
Page 2

         (b) The Chairman, President and Chief Executive Officer of Scotsman Industries may at any time during the bonus year recommend to the Committee additional names of employees for participation beginning at a fixed date in the year and upon approval by the Committee such employees shall participate in the bonus for that portion of the year subsequent to the fixed date.

         (c) The Chairman, President and Chief Executive Officer of Scotsman Industries may at any time during the bonus year recommend to the Committee the exclusion, for cause, of any employee from participation in the bonus for the year or for any portion thereof. Upon approval of the recommendation by the Committee, any such employee shall not participate in the bonus for such year or for any portion of the year subsequent to a date fixed by the Committee.

         (d) A participant who is separated from employment, for any except death, disability or retirement, prior to the end of the bonus year shall not participate in the bonus or any part thereof for the bonus year. However, the Chairman, President and Chief Executive Officer of Scotsman Industries may, at his sole discretion, recommend the separated employee to the Committee for participation for all or part of the bonus year.

3.       Computation of Bonus

         (a) The actual bonus earned shall consist of two parts. Part I is discretionary subject to a maximum of 21.0%; Part II is the percentage of the Earnings Per Share objective earned subject to a maximum bonus of 24.5% and the percentage of the Cash Flow objective earned subject to a maximum bonus of 24.5%. For purposes of this Plan, the bonus percentages are set at various levels as follows:


                                                                            BONUS PERCENTAGE EARNED
                                                                            -----------------------
                                                           Cut-In          Par            Premium          Maximum
                                                           ------          ---            -------          -------
          Part I - Individual Performances
             Discretionary                                   0            10.5%            15.7%            21.0%
          Part II - Team Results
             Earnings Per Share                              0            12.3%            18.4%            24.5%
             Cash Flow                                       0            12.2%            18.4%            24.5%
                                                             -            ----             ----             ----
          Total                                              0            35.0%            52.5%            70.0%
                                                             =            ====             ====             ====


Executive Incentive Compensation Program
Plan A-2
Page 3

                  The bonus percentage under Part II for attainment of objectives between any of the levels will be calculated on a pro rata basis.

         (b) The discretionary bonus earned by each participant shall vary from zero to a maximum of 21.0%. The percentage shall be recommended by the Chairman, President and Chief Executive Officer for approval or revision by the Committee.

         (c) Earnings Per Share and Cash Flow objectives for Scotsman Industries will be established by the Committee in U.S. dollars.

         (d) The bonus payable to each participant shall be a percentage, as determined in paragraph 3(a) of the participant's bonus base. The maximum bonus payable under the Plan is 70% of the participant's bonus base.

4.       Definitions

         (a) The Bonus Year is based on the accounting year used by Scotsman Industries.

         (b) A participant's bonus base shall be the amount of compensation received by an employee during that portion of the bonus year during which he/she is designated as a participant. For the purposes hereof, compensation shall be the participant's base rate compensation exclusive of bonuses payable hereunder, company contributions to a pension plan and any and all rights and benefits therein, or any other form of bonus, overtime, or such other payments as may be excluded by the Committee.

         (c) Corporate Earnings Per Share shall be reported consolidated net income divided by fully-diluted weighted average common shares outstanding, as determined in accordance with generally accepted accounting principles, adjusted to eliminate extraordinary gains and losses as determined by the Committee.

         (e) Cash Flow shall be consolidated cash flow before acquisitions and divestitures for the year.

                                                               February 23, 1998


                            SCOTSMAN INDUSTRIES, INC.

                  1998 EXECUTIVE INCENTIVE COMPENSATION PROGRAM

                                    PLAN A-I

                          PARTICIPANT EMANUELE LANZANI


1.       General

         (a) This Plan for annual bonus, designed to provide increased incentive through additional compensation to selected key personnel, to be paid from profits to which such personnel have contributed by their services during the fiscal year, is declared effective for the bonus year ending December 31, 1998 to continue in effect thereafter from year to year unless amended or discontinued as hereinafter provided.

         (b) The Plan, as applicable to any current bonus year, may be amended, revised or discontinued by action of the Management Compensation Committee (the "Committee") of Scotsman Industries only if extraordinary factors occur during the year that would require restructuring of the Plan.

         (c) The bonus for the preceding bonus year shall be paid in cash to each participant, or in case of death, to his heirs or personal representatives, each year following completion of the regular annual audit by independent public accountants, which normally is completed before February 28.

         (d) A participant shall have no rights or obligations with respect to any completed bonus year by reason of adjustments applicable thereto made subsequent to determination of the bonus for such completed bonus year. No rights of any nature shall accrue to any participant or employee with respect to any future bonus year.

         (e) The Committee may at any time amend, revise or discontinue the Executive Incentive Compensation Program as applicable to subsequent bonus years.

2.       Participants in Bonus

         (a) Participants shall include key personnel selected as herein provided. The Chairman, President and Chief Executive Officer of Scotsman Industries shall recommend to the Committee prior to March 1 of each year for its approval, revision or disapproval, lists of names of employees for participation in the bonus for the current bonus year.

Executive Incentive Compensation Program
Plan A-1
Page 2

         (b) The Chairman, President and Chief Executive Officer of Scotsman Industries may at any time during the bonus year recommend to the Committee additional names of employees for participation beginning at a fixed date in the year and upon approval by the Committee such employees shall participate in the bonus for that portion of the year subsequent to the fixed date.

         (c) The Chairman, President and Chief Executive Officer of Scotsman Industries may at any time during the bonus year recommend to the Committee the exclusion, for cause, of any employee from participation in the bonus for the year or for any portion thereof. Upon approval of the recommendation by the Committee, any such employee shall not participate in the bonus for such year or for any portion of the year subsequent to a date fixed by the Committee.

         (d) A participant who is separated from employment, for any reason, except death, disability, or retirement, prior to the end of the bonus year shall not participate in the bonus or any part thereof for the bonus year. However, the Chairman, President and Chief Executive Officer of Scotsman Industries may, at his sole discretion, recommend the separated employee to the Committee for participation for all or part of the bonus year.

3.       Computation of Bonus

         (a) The actual bonus earned shall consist of three parts. Part I are four Team Objectives subject to a maximum bonus of 16.0%;
                  Part II is the percentage of the Earnings Before Interest & Taxes (EBIT) objective earned subject to a maximum bonus of 25.0% and the percentage of the Working Capital to Sales objective earned subject to a maximum bonus of 19.0%; and Part III is the percentage of the Corporate Earnings Per Share
                  (EPS) objective earned subject to a maximum bonus of 10.0%. For purposes of this Plan, the bonus percentages are set at various levels as follows:

Executive Incentive Compensation Program
Plan A-1
Page 3


                                                                            BONUS PERCENTAGE EARNED
                                                                            -----------------------
                                                           Cut-In             Par            Premium          Maximum
                                                           ------             ---            -------          -------
          Part I - Four Team Objectives                      0               8.0%             12.0%             16.0%
          ------------------------------
          Part II - Division Team Results
          - Frimont
               EBIT                                          0               8.5%             12.8%             17.0%
               Working Capital to Sales                      0               6.5%              9.7%             13.0%
          - CastelMAC
               EBIT                                          0               4.0%              6.0%              8.0%
               Working Capital to Sales                      0               3.0%              4.5%              6.0%
          Part III - Corporate Team Results
              Earnings Per Share                             0               5.0%              7.5%             10.0%
                                                             -               ---               ---              ----
          Total                                              0               35.0%            52.5%            120.0%
                                                             =               ====             ====             =====

                  The bonus percentages for attainment of objectives between any of the levels will be calculated on a pro rata basis.

         (b) EBIT and Working Capital to Sales for each Division will be established by the Committee in the local currency of the participant's Division,

         (c) Earnings Per Share for Scotsman Industries will be established by the Committee in U.S. dollars.

         (d) The bonus payable to each participant shall be a percentage, as determined in paragraph 3(a) of the participant's bonus base. The maximum bonus payable under the Plan is 70.0% of the participant's bonus base.

4.       Definitions

         (a) The Bonus Year is based on the accounting year used by Scotsman Industries.

         (b) A participant's bonus base shall be the amount of compensation received by an employee during that portion of the bonus year during which he/she is designated as a participant. For the purposes hereof, compensation shall be the participant's base rate compensation exclusive of bonuses payable hereunder, company contributions to a pension plan and any and all rights and benefits therein, or any other form of bonus, overtime, or such other payments as may be excluded by the Committee.

Executive Incentive Compensation Program
Plan A-1
Page 4

         (c) Earnings Before Interest and Taxes (EBIT) shall be profit before interest and taxes of each participating division for the bonus year, as determined in accordance with generally accepted accounting principles, adjusted to eliminate extraordinary gains and losses as determined by the Committee. EBIT will be measured on a LIFO basis covering U.S. operations and on a FIFO basis covering foreign operations. However, any U.S. operations with Corporate approved FIFO inventories will be measured on a FIFO basis covering those inventories.

         (d) Corporate Earnings Per Share shall be reported consolidated net income divided by fully-diluted weighted average Common shares outstanding, as determined in accordance with generally accepted accounting principles, adjusted to eliminate extraordinary gains and losses as determined by the Committee.

         (f) Division Working Capital to Sales shall be the percentage of the monthly average of the reported division working capital to the annual sales of the division excluding inter-division/inter-company transactions. Working Capital is defined as the net book value of the sum of trade accounts receivable, inventory and trade accounts payable. Average working capital will be based on month end balances starting with the ending balance of the preceding year and ending with the year end balance of the bonus year (average of 13 monthly balances), adjusted to eliminate extraordinary gains and losses determined by the Committee.

                                                               February 23, 1998


                            SCOTSMAN INDUSTRIES, INC.

                  1998 EXECUTIVE INCENTIVE COMPENSATION PROGRAM

                                    PLAN A-1

                         PARTICIPANT MICHAEL DE ST PAER


1.       General

         (a) This Plan for annual bonus, designed to provide increased incentive through additional compensation to selected key personnel, to be paid from profits to which such personnel have contributed by their services during the fiscal year, is declared effective for the bonus year ending December 31, 1998 to continue in effect thereafter from year to year unless amended or discontinued as hereinafter provided.

         (b) The Plan, as applicable to any current bonus year, may be amended, revised or discontinued by action of the Management Compensation Committee (the "Committee") of Scotsman Industries only if extraordinary factors occur during the year that would require restructuring of the Plan.

         (c) The bonus for the preceding bonus year shall be paid in cash to each participant, or in case of death, to his heirs or personal representatives, each year following completion of the regular annual audit by independent public accountants, which normally is completed before February 28.

         (d) A participant shall have no rights or obligations with respect to any completed bonus year by reason of adjustments applicable thereto made subsequent to determination of the bonus for such completed bonus year. No rights of any nature shall accrue to any participant or employee with respect to any future bonus year.

         (e) The Committee may at any time amend, revise or discontinue the Executive Incentive Compensation Program as applicable to subsequent bonus years.

2.       Participants in Bonus

         (a) Participants shall include key personnel selected as herein provided. The Chairman, President and Chief Executive Officer of Scotsman Industries shall recommend to the Committee prior to March 1 of each year for its approval, revision or disapproval, lists of names of employees for participation in the bonus for the current bonus year.

Executive Incentive Compensation Program
Plan A-1
Page 2

         (b) The Chairman, President and Chief Executive Officer of Scotsman Industries may at any time during the bonus year recommend to the Committee additional names of employees for participation beginning at a fixed date in the year and upon approval by the Committee such employees shall participate in the bonus for that portion of the year subsequent to the fixed date.

         (c) The Chairman, President and Chief Executive Officer of Scotsman Industries may at any time during the bonus year recommend to the Committee the exclusion, for cause, of any employee from participation in the bonus for the year or for any portion thereof. Upon approval of the recommendation by the Committee, any such employee shall not participate in the bonus for such year or for any portion of the year subsequent to a date fixed by the Committee.

         (d) A participant who is separated from employment, for any reason, except death, disability, or retirement, prior to the end of the bonus year shall not participate in the bonus or any part thereof for the bonus year. However, the Chairman, President and Chief Executive Officer of Scotsman Industries may, at his sole discretion, recommend the separated employee to the Committee for participation for all or part of the bonus year.

3.       Computation of Bonus

         (a) The actual bonus earned shall consist of three parts. Part I are four Team Objectives subject to a maximum bonus of 16.0%;
                  Part II is the percentage of the Earnings Before Interest & Taxes (EBIT) objective earned subject to a maximum bonus of 25.0% and the percentage of the Working Capital to Sales objective earned subject to a maximum bonus of 19.0%; and Part III is the percentage of the Corporate Earnings Per Share
                  (EPS) objective earned subject to a maximum bonus of 10.0%. For purposes of this Plan, the bonus percentages are set at various levels as follows:

Executive Incentive Compensation Program
Plan A-1
Page 3


                                                                            BONUS PERCENTAGE EARNED
                                                                            -----------------------
                                                           Cut-In             Par            Premium          Maximum
                                                           ------             ---            -------          -------
          Part I - Four Team Objectives                      0               8.0%             12.0%            16.0%
          -----------------------------
          Part II - Division Team Results
             EBIT                                            0              12.5%             18.7%            25.0%
             Working Capital to Sales                        0               9.5%             14.3%            19.0%
          Part III - Corporate Team Results
              Earnings Per Share                             0               5.0%              7.5%            10.0%
                                                             -              ----              ----             ----
          Total                                              0              35.0%             52.5%            70.0%
                                                             =              =====             ====             ====

                  The bonus percentages for attainment of objectives between any of the levels will be calculated on a pro rata basis.

         (b) EBIT and Working Capital to Sales for each Division will be established by the Committee in the local currency of the participant's Division.

         (c) Earnings Per Share for Scotsman Industries will be established by the Committee in U.S. dollars.

         (d) The bonus payable to each participant shall be a percentage, as determined in paragraph 3(a) of the participant's bonus base. The maximum bonus payable under the Plan is 70.0% of the participant's bonus base.

4.       Definitions

         (a) The Bonus Year is based on the accounting year used by Scotsman Industries.

         (b) A participant's bonus base shall be the amount of compensation received by an employee during that portion of the bonus year during which he/she is designated as a participant. For the purposes hereof, compensation shall be the participant's base rate compensation exclusive of bonuses payable hereunder, company contributions to a pension plan and any and all rights and benefits therein, or any other form of bonus, overtime, or such other payments as may be excluded by the Committee.

         (c) Earnings Before Interest and Taxes (EBIT) shall be profit before interest and taxes of each participating division for the bonus year, as determined in accordance with generally accepted accounting principles, adjusted to eliminate extraordinary gains

Executive Incentive Compensation Program
Plan A-1
Page 4



                  and losses as determined by the Committee. EBIT will be measured on a LIFO basis covering U.S. operations and on a FIFO basis covering foreign operations. However, any U.S. operations with Corporate approved FIFO inventories will be measured on a FIFO basis covering those inventories.

         (d) Corporate Earnings Per Share shall be reported consolidated net income divided by fully-diluted weighted average Common shares outstanding, as determined in accordance with generally accepted accounting principles, adjusted to eliminate extraordinary gains and losses as determined by the Committee.

         (f) Division Working Capital to Sales shall be the percentage of the monthly average of the reported division working capital to the annual sales of the division excluding inter-division/inter-company transactions. Working Capital is defined as the net book value of the sum of trade accounts receivable, inventory and trade accounts payable. Average working capital will be based on month end balances starting with the ending balance of the preceding year and ending with the year end balance of the bonus year Coverage of 13 monthly balances), adjusted to eliminate extraordinary gains and losses determined by the Committee.